UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 20, 2004



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


           DELAWARE                      0-18121                 36-3664868
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)

  55TH STREET & HOLMES AVENUE                                       60514
   CLARENDON HILLS, ILLINOIS                                     (Zip Code)
(Address of principal executive
           offices)

        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
----------------------------------------------------------

         Attached as Exhibit 99.1 is a copy of the press release issued by MAF Bancorp, Inc. on October 20, 2004 announcing the corporation's financial results for the third quarter of 2004, which is incorporated herein by reference.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAF BANCORP, INC.


                                               By:  /s/ Jerry A. Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                      Chief Financial Officer


Date:  October 20, 2004


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


                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

Exhibit 99.1   Press Release dated October 20, 2004.


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